UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2008

Date of Report (Date of earliest event reported)

PACWEST BANCORP

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	00-30747 (Commission File Number)	33-0885320 (I.R.S. Employer Identification No.)

401 West A Street

San Diego, California 92101

(Address of principal executive offices and zip code)

(619) 233-5588

(Registrant’s telephone number, including area code)

FIRST COMMUNITY BANCORP

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐            Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CRF 240.13e–4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On May 14, 2008, First Community Bancorp (the “Company”) changed its state of incorporation from California to Delaware through a merger with and into PacWest Bancorp, a Delaware corporation and wholly-owned subsidiary of the Company established for such purpose.  The merger agreement relating to the reincorporation was approved by the requisite vote of shareholders at the Company’s Special Meeting of Shareholders on April 23, 2008.  In connection with the reincorporation, the Company changed its name to PacWest Bancorp and changed its ticker symbol on the NASDAQ Global Select Market to “PACW.”  Other than the name change, change in ticker symbol and change in corporate domicile, the reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s employees, including the Company’s management.  Furthermore, the Company’s common stock will continue to trade on the NASDAQ Global Select Market under a new ticker symbol “PACW.”

The reincorporation did not alter any shareholder’s percentage ownership interest, or number of shares owned, in the Company.  Shareholders are not required to undertake any exchange of the Company’s shares, as shares in the California company are deemed to represent an equal number of shares in the Delaware company.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shares of common stock of PacWest Bancorp, as successor issuer to the Company, are deemed to be registered under Section 12(b) of the Exchange Act.

As of May 14, 2008, the effective date of the reincorporation, the rights of the Company’s shareholders began to be governed by the General Corporation Law of the State of Delaware (the “DGCL”) and the Certificate of Incorporation, as amended, and Bylaws of PacWest Bancorp attached hereto as Exhibits 3.1 and 3.2, respectively.  The new Certificate of Incorporation and Bylaws of PacWest Bancorp include certain new governance-related provisions which are required by the DGCL and may alter the rights of shareholders and powers of management.  For a description and discussion of these changes, please refer to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2008, which description is incorporated in its entirety herein by reference.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated May 14, 2008 with respect to the reincorporation of the Company, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Incorporation, as amended, of PacWest Bancorp, a Delaware corporation
3.2	Bylaws of PacWest Bancorp, a Delaware corporation, dated April 22, 2008.
99.1	Press release dated May 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCORP

Date: May 14, 2008
	By:	/s/ Jared M. Wolff
Name: Jared M. Wolff
Title: Executive Vice President, General
Counsel and Secretary